UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2022

KINETIK HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38048	81-4675947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Post Oak Blvd., Suite 300 Houston, Texas 77056
(Address of principal executive offices)
(Zip Code)

(713) 621-7330

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	KNTK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 8, 2022, Kinetik Holdings Inc., a Delaware corporation (the “Company”) and Apache Midstream LLC (the “Selling Stockholder”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Selling Stockholder agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Selling Stockholder, subject to and upon the terms and conditions set forth therein, 4,000,000 shares of Class A common stock, par value $0.0001 per share (the “Common Stock”) of the Company (the “Offering”), which includes the exercise in full by the Underwriters of their option to purchase up to an additional 521,739 shares of Common Stock. The Offering closed on March 11, 2022. The Company will not receive any proceeds from the sale of shares of Common Stock in the Offering. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Stockholder and other customary obligations of the parties and termination provisions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 8.01	Other Events.

On March 8 and 9, 2022, the Company issued press releases announcing the launching and pricing of the Offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 8, 2022, by and among Kinetik Holdings Inc., Apache Midstream LLC, and BofA Securities, Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

99.1	Press Release Regarding Launch of Offering of Common Stock of Kinetik Holdings Inc. dated March 8, 2022.

99.2	Press Release Regarding Pricing of Offering of Common Stock of Kinetik Holdings Inc. dated March 9, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIK HOLDINGS INC.

By:	/s/ Todd Carpenter
Todd Carpenter
General Counsel, Secretary and Chief Compliance Officer

Dated: March 11, 2022